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Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

        The following unaudited pro forma consolidated financial statements have been developed by applying pro forma adjustments to illustrate the estimated pro forma effects of the Transactions to the historical audited consolidated financial statements of Penn and its subsidiaries for the year ended December 31, 2012 and the historical unaudited condensed consolidated financial statements of Penn as of June 30, 2013 and for the six-month periods ended June 30, 2013 and 2012, which financial statements are incorporated by reference into this offering memorandum.

        The unaudited pro forma consolidated balance sheet as of June 30, 2013 presents our consolidated financial position giving pro forma effect to the Transactions as if they had occurred on June 30, 2013. The unaudited consolidated income statements for the year ended December 31, 2012, for the six months ended June 30, 2013, for the six months ended June 30, 2012 and for the twelve months ended June 30, 2013 present our consolidated results of operations giving pro forma effect to the Transactions as if they had occurred on January 1, 2012.

        The unaudited consolidated income statement includes the presentation of the unaudited pro forma consolidated income statement for the twelve months ended June 30, 2013 (the "Pro Forma LTM Period"). The Pro Forma LTM Period is calculated as follows: (i) the audited consolidated income statement for the year ended December 31, 2012; plus (ii) the unaudited consolidated income statement for the six months ended June 30, 2013; less (iii) the unaudited consolidated income statement for the six months ended June 30, 2012; and (iv) adjusted for the appropriate pro forma adjustments for the twelve month period ended June 30, 2013, which were determined by adding and subtracting the pro forma adjustments for the period referred to in clauses (i) through (iii) in the same manner as described therein for the applicable income statement.

        The assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma consolidated financial statements. The assumptions used and pro forma adjustments derived from such assumptions are based on currently available information, and we believe such assumptions are reasonable under the circumstances.

        These financial statements have been made solely for illustrative purposes. The actual results reported in periods following the Transactions may differ significantly from those reflected in these pro forma and forecasted financial statements for a number of reasons, including inaccuracy of the assumptions used to prepare these financial statements. These financial statements assume the contribution to GLPI of all of the Transferred Real Property as of the dates described above and, in addition, no adjustments have been made to the unaudited pro forma consolidated income statement for nonrecurring items related to the Transactions. As a result, the pro forma financial information does not purport to be indicative of what the financial condition or results of operations would have been had the Transactions been completed on the applicable dates of these financial statements. Please read "Risk Factors" and "Forward-Looking Statements" elsewhere in this offering memorandum for a discussion of matters that could cause our actual results to differ materially from those contained in these financial statements.

PENN UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

June 30, 2013

	Historical	Pro Forma Adjustments		Removal of TRS Entities	Pro Forma
Assets
Current assets
Cash and cash equivalents	$235,135	$(2,496,031)	F	$(18,400)	$181,873
		1,075,000	G
		(23,170)	E
		(13,779)	H
		(15,000)	J
		(1,882)	L
		2,067,000	M
		(397,000)	N
		(230,000)	O
Receivables, net of allowance for doubtful accounts	52,135			(466)	51,669
Insurance receivable	210	—			210
Prepaid expenses	65,482	17,078	I	(1,356)	81,204
Deferred income taxes	36,674			(1,766)	34,908
Other current assets	11,646			(575)	11,071

Total current assets	401,282	(17,785)		(22,563)	360,935

Property and equipment, gross	4,104,151	(2,463,198)	A	(214,853)	1,414,171
		(11,929)	P
Accumulated depreciation	(1,426,148)	449,190	A	100,867	(876,091)

Property and equipment, net	2,678,003	(2,025,937)		(113,986)	538,080
Other assets
Investment in and advances to unconsolidated affiliates	201,547				201,547
Goodwill	1,309,413	(412,120)	B	(75,521)	821,772
Other intangible assets	698,467	(159,101)	B	(9,577)	529,789
Debt issuance costs	31,761	(31,761)	D		23,170
		23,170	E
Other assets	112,897	(9,508)	K	(128)	103,261

Total other assets	2,354,085	(589,320)		(85,226)	1,679,539

Total assets	$5,433,370	$(2,633,042)		$(221,775)	$2,578,554

Liabilities
Current liabilities
Current maturities of long-term debt	$82,594	(82,594)	F		—
Accounts payable	25,256			(387)	24,869
Accrued expenses	102,821			(6,056)	96,765
Accrued interest	19,831	(19,831)	F		—
Accrued salaries and wages	80,567				80,567
Gaming, pari-mutuel, property, and other taxes	65,857			(2,521)	63,336
Income taxes	—			(1,440)	(1,440)
Insurance financing	8,125			(3,706)	4,419
Other current liabilities	71,997	(9,508)	K	(166)	60,441
		(1,882)	L

Total current liabilities	457,048	(113,815)		(14,276)	328,957

See accompanying notes to unaudited pro forma consolidated financial statements.

PENN UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

June 30, 2013

	Historical	Pro Forma Adjustments		Removal of TRS Entities	Pro Forma
Long-term liabilities
Long-term debt, net of current maturities	2,393,606	(2,393,606)	F	—	1,075,000
		1,075,000	G
Deferred income taxes	223,004	(38,521)	C	(6,951)	96,322
		(4,160)	P
		(80,400)	B
		3,350	Q
Noncurrent tax liabilities	23,044				23,044
Other noncurrent liabilities	7,050				7,050

Total long-term liabilities	2,646,704	(1,438,337)		(6,951)	1,201,416

Shareholders' equity
Preferred stock	—				—
Common stock	780				780
Additional paid-in capital	1,479,945	(230,000)	O	(27,661)	825,284
		(397,000)	N
Retained earnings	848,264	(2,014,008)	A	(172,887)	221,488
		(490,821)	B
		38,521	C
		(31,761)	D
		(13,779)	H
		(15,000)	J
		17,078	I
		2,067,000	M
		(7,769)	P
		(3,350)	Q
Accumulated other comprehensive income	629				629

Total shareholders' equity	2,329,618	(1,080,890)		(200,548)	1,048,181

Total liabilities and shareholders' equity	$5,433,370	$(2,633,042)		$(221,775)	$2,578,554

See accompanying notes to unaudited pro forma consolidated financial statements.

PENN UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT

FOR THE SIX MONTHS ENDED JUNE 30, 2013

(in thousands, except per share data)

	Historical	Louisiana Casino Cruises, Inc. and Penn Cecil Maryland, Inc.	Pro Forma Adjustments		Pro Forma
Revenues
Gaming	$1,397,754	$(85,379)	$—		$1,312,375
Food, beverage and other	242,904	(6,589)	—		236,315
Management service fee	6,714	—	—		6,714

Revenues	1,647,372	(91,968)	—		1,555,404
Less promotional allowances	(87,755)	3,247			(84,508)

Net revenues	1,559,617	(88,721)	—		1,470,896

Operating expenses
Gaming	703,907	(47,481)			656,426
Food, beverage and other	179,175	(5,550)			173,625
General and administrative	264,307	(12,575)	217,267	R	451,289
			(4,443)	S
			(3,069)	T
			(5,800)	U
			(4,398)	FF
Depreciation and amortization	157,686	(7,215)	(46,122)	V	104,349
Impairment losses	71,846				71,846
Insurance recoveries, net of deductible charges	2,500	—	—		2,500

Total operating expenses	1,379,421	(72,821)	153,435		1,460,035

Income from operations	180,196	(15,900)	(153,435)		10,861

Other income (expenses)
Interest expense	(54,984)	—	54,984	W	(23,578)
			(20,922)	X
			(2,656)	Y
Interest income	605	(1)	—		604
Gain (loss) from unconsolidated affiliates	5,542	—	—		5,542
Other	3,066	2,661	(2,661)	EE	3,066

Total other expenses	(45,771)	2,660	28,745		(14,366)

Income from operations before income taxes	134,425	(13,240)	(124,690)		(3,505)
Taxes on income	81,334	(5,327)	(48,629)	Z	27,378

Net income	$53,091	$(7,913)	$(76,061)		$(30,883)

Earnings (loss) per common share attributable to the shareholders of Penn National Gaming, Inc. and Subsidiaries:
Basic earnings per common share	$0.55				$(0.37)
Diluted earnings per common share	$0.51				$(0.37)
Weighted average number of common and common equivalent shares outstanding
Basic	77,932		(2,077)	CC	84,482
			8,627	DD
Diluted	103,932		(22,850)	AA	86,961
			(671)	BB
			(2,077)	CC
			8,627	DD

See accompanying notes to unaudited pro forma consolidated financial statements.

PENN UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT

FOR THE SIX MONTHS ENDED JUNE 30, 2012

(in thousands, except per share data)

	Historical	Louisiana Casino Cruises, Inc. and Penn Cecil Maryland, Inc.	Pro Forma Adjustments		Pro Forma
Revenues
Gaming	$1,290,923	$(122,241)	$—		$1,168,682
Food, beverage and other	222,863	(9,144)	—		213,719
Management service fee	7,057	—	—		7,057

Revenues	1,520,843	(131,385)	—		1,389,458
Less promotional allowances	(72,233)	4,224			(68,009)

Net revenues	1,448,610	(127,161)	—		1,321,449

Operating expenses
Gaming	671,044	(68,278)			602,766
Food, beverage and other	172,789	(7,164)			165,625
General and administrative	231,248	(13,667)	174,290	R	375,147
			(3,781)	S
			(4,505)	T
			(3,640)	U
			(4,798)	FF
Depreciation and amortization	110,128	(7,073)	(32,108)	V	70,947
Insurance recoveries, net of deductible charges	(7,229)	—	—		(7,229)

Total operating expenses	1,177,980	(96,182)	125,458		1,207,256

Income from operations	270,630	(30,979)	(125,458)		114,193

Other income (expenses)
Interest expense	(35,866)	—	35,866	W	(23,945)
			(21,259)	X
			(2,686)	Y
Interest income	465	(2)	—		463
Gain (loss) from unconsolidated affiliates	2,739	—	—		2,739
Other	471	3,815	(3,815)	EE	471

Total other expenses	(32,191)	3,813	8,106		(20,272)

Income from operations before income taxes	238,439	(27,166)	(117,352)		93,921
Taxes on income	93,153	(10,882)	(45,767)	Z	36,504

Net income	$145,286	$(16,284)	$(71,585)		$57,417

Earnings (loss) per common share attributable to the shareholders of Penn National Gaming, Inc. and Subsidiaries:
Basic earnings per common share	$1.54				$0.69
Diluted earnings per common share	$1.37				$0.68
Weighted average number of common and common equivalent shares outstanding
Basic	76,126		(2,077)	CC	82,676
			8,627	DD
Diluted	105,875		(27,278)	AA	84,476
			(671)	BB
			(2,077)	CC
			8,627	DD

See accompanying notes to unaudited pro forma consolidated financial statements.

PENN UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT

FOR THE TWELVE MONTHS ENDED JUNE 30, 2013

(in thousands, except per share data)

	Historical	Louisiana Casino Cruises, Inc. and Penn Cecil Maryland, Inc.	Pro Forma Adjustments		Pro Forma
Revenues
Gaming	$2,697,364	$(165,719)	$—		$2,531,645
Food, beverage and other	458,878	(13,080)	—		445,798
Management service fee	14,492	—	—		14,492

	3,170,734	(178,799)	—		2,991,935
Less promotional allowances	(160,262)	6,596			(153,666)

Net revenues	3,010,472	(172,203)	—		2,838,269

Operating expenses
Gaming	1,375,768	(92,314)			1,283,454
Food, beverage and other	349,997	(11,500)			338,497
General and administrative	565,300	(25,568)	408,124	R	912,918
			(9,914)	S
			(6,962)	T
			(9,289)	U
			(8,773)	FF
Depreciation and amortization	292,906	(14,232)	(84,733)	V	193,941
Impairment losses	71,846				71,846
Insurance recoveries, net of deductible charges	2,500	—	—		2,500

Total operating expenses	2,658,317	(143,614)	288,453		2,803,156

Income from operations	352,155	(28,589)	(288,453)		35,113

Other income (expenses)
Interest expense	(100,558)	—	100,558	W	(47,337)
			(42,012)	X
			(5,325)	Y
Interest income	1,088	(1)	—		1,087
Gain (loss) from unconsolidated affiliates	6,607	—	—		6,607
Other	1,220	5,166	(5,166)	EE	1,220

Total other expenses	(91,643)	5,165	48,055		(38,423)

Income from operations before income taxes	260,512	(23,424)	(240,398)		(3,310)
Taxes on income	140,736	(8,876)	(93,755)	Z	38,105

Net income	$119,776	$(14,548)	$(146,643)		$(41,415)

Earnings (loss) per common share attributable to the shareholders of Penn National Gaming, Inc. and Subsidiaries:
Basic earnings per common share	$1.26				$(0.49)
Diluted earnings per common share	$1.16				$(0.49)
Weighted average number of common and common equivalent shares outstanding
Basic	77,241		(2,077)	CC	83,791
			8,627	DD
Diluted	103,072		(23,024)	AA	85,950
			(648)	BB
			(2,077)	CC
			8,627	DD

See accompanying notes to unaudited pro forma consolidated financial statements.

 PENN UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012

(in thousands, except per share data)

	Historical	Louisiana Casino Cruises, Inc. and Penn Cecil Maryland, Inc.	Pro Forma Adjustments		Pro Forma
Revenues
Gaming	$2,590,533	$(202,581)	$—		$2,387,952
Food, beverage and other	438,837	(15,635)	—		423,202
Management service fee	14,835	—	—		14,835

Revenues	3,044,205	(218,216)	—		2,825,989
Less promotional allowances	(144,740)	7,573			(137,167)

Net revenues	2,899,465	(210,643)	—		2,688,822

Operating expenses
Gaming	1,342,905	(113,111)			1,229,794
Food, beverage and other	343,611	(13,114)			330,497
General and administrative	532,241	(26,660)	340,005	R	811,634
			(9,252)	S
			(8,398)	T
			(7,129)	U
			(9,173)	FF
Depreciation and amortization	245,348	(14,090)	(70,719)	V	160,539
Insurance recoveries, net of deductible charges	(7,229)	—	—		(7,229)

Total operating expenses	2,456,876	(166,975)	235,334		2,525,235

Income from operations	442,589	(43,668)	(235,334)		163,587

Other income (expenses)
Interest expense	(81,440)	—	81,440	W	(47,705)
			(42,350)	X
			(5,355)	Y
Interest income	948	(2)	—		946
Gain (loss) from unconsolidated affiliates	3,804	—	—		3,804
Other	(1,375)	6,320	(6,320)	EE	(1,375)

Total other expenses	(78,063)	6,318	27,415		(44,330)

Income from operations before income taxes	364,526	(37,350)	(207,919)		119,257
Taxes on income	152,555	(14,431)	(81,088)	Z	57,036

Net income	$211,971	$(22,919)	$(126,831)		$62,221

Earnings (loss) per common share attributable to the shareholders of Penn National Gaming, Inc. and Subsidiaries:
Basic earnings per common share	$2.24				$0.75
Diluted earnings per common share	$2.04				$0.73
Weighted average number of common and common equivalent shares outstanding
Basic	76,345		(2,077)	CC	82,895
			8,627	DD
Diluted	103,804		(24,995)	AA	84,735
			(624)	BB
			(2,077)	CC
			8,627	DD

See accompanying notes to unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A	—	Record estimated adjustment to remove PP&E being spun off to GLPI.
B	—	Record anticipated write-off of goodwill and intangibles resulting from Spin-Off, along with related impact on deferred taxes. We expect these charges to occur in the fourth quarter.
C	—	Adjust deferred tax liabilities associated with estimated PP&E transfer to GLPI.
D	—	Record write-off of historical debt issue costs.
E	—	Record estimated cash outlay and related capitalization of new debt issuance costs associated with new credit facilities.
F	—	Record payment to remove our historical debt obligations of and related accrued interest payable.
G	—	Record proceeds and related obligation from estimated new borrowings.
H	—	Record early redemption fees on the 8 3/4% notes.
I	—	Adjust prepaid taxes due to book charges related to redemption of subordinated notes and debt issuance write-offs.
J	—	Record estimated transaction costs associated with the Spin-Off.
K	—	Record deferred compensation liability and related assets that were transferred to GLPI for employees who were transferred to GLPI.
L	—	To record stock based compensation liability transferred to GLPI for GLPI employees as well as cash payment to GLPI for this amount.
M	—	Record cash payment received from GLPI in accordance with internal reorganization.
N	—	Redemption of Series B preferred stock from Fortress.
O	—	Redemption of Series B preferred stock from Centerbridge.
P	—	Estimated impairment charge on fixed assets and related impact on deferred taxes.
Q	—	Account for removal of deferred tax asset on deferred compensation liability being spun off to GLPI.
R	—	Record rent expense to be incurred by us under master lease agreement with GLPI.
S	—	Remove compensation costs (deferred compensation, salaries, payroll taxes, other employee benefits, RSUs and SAR's. etc.) associated with two executives named to GLPI.
T	—	Remove stock based compensation charges associated with two executives who were named to GLPI's executive team.
U	—	Remove transaction costs associated with the Spin-Off.
V	—	Removes depreciation expense associated with property transferred to GLPI.
W	—	Removes our historical interest expense.
X	—	Interest expense associated with our borrowings based on term sheet borrowing levels and indicative pricing as well as LIBOR rates in effect during time period.
Y	—	Amortization of new debt issuance costs.
Z	—	Tax effect of adjustments above at effective rate of 39% based on statutory rates in effect for the period.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AA	—	Remove dilutive impact of preferred stock.
BB	—	Remove dilutive impact of Peter M. Carlino stock options since all are being converted to GLPI options.
CC	—	Impact of non-pro rata distribution related to Peter M. Carlino common shares.
DD	—	Record issuance of common shares to Fortress in connection with their preferred stock redemption.
EE	—	Remove intercompany management fee charged to Louisiana Casino Cruises and Penn Cecil Maryland.
FF	—	Remove expenses associated with land lease payments that will be assumed by GLPI subsequent to the Spin-Off.

QuickLinks

  Exhibit 99.1
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
PENN UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET June 30, 2013
PENN UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE SIX MONTHS ENDED JUNE 30, 2013 (in thousands, except per share data)
PENN UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE SIX MONTHS ENDED JUNE 30, 2012 (in thousands, except per share data)
PENN UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE TWELVE MONTHS ENDED JUNE 30, 2013 (in thousands, except per share data)
PENN UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012 (in thousands, except per share data)
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS